Denver West
                           Suites & Secretarial, Inc.
--------------------------------------------------------------------------------


            1746 Cole Boulevard o Suite 225 o Golden, Colorado 80401
                   Phone: (303) 233-9141 o Fax: (303) 278-0092




                            Office Services Agreement

                                TABLE OF CONTENTS

1.  USE OF OFFICE AND PROVISION OF SERVICES ................................ 1

2.  CONDITIONS OF USE ...................................................... 1

3.  TERM ................................................................... 1

4.  SERVICES CHARGE ........................................................ 1

5.  RECEIPT OF RETAINER .................................................... 2

6.  ADDITIONAL SERVICES .................................................... 2

7.  SURRENDER .............................................................. 2

8.  DEFAULTS AND REMEDIES .................................................. 3

9.  NOTICES ................................................................ 3

10. ASSIGNMENT ............................................................. 4

11. INSURANCE COVERAGE ..................................................... 4

12. DWSS'S LIABILITY ....................................................... 4

13. WAIVER OF BREACH ....................................................... 4

14. EMPLOYMENT OF EMPLOYEES ................................................ 4

15. RULES AND REGULATIONS .................................................. 4

16. GENERAL ................................................................ 5

17. RELOCATION OF THE OFFICE ............................................... 5


EXHIBIT "A"
    ADDITIONAL SERVICES AND AMENITIES INCLUDED ............................. 6

EXHIBIT "B"
    RULES AND REGULATIONS .................................................. 7

EXHIBIT "C"
    ADDITIONAL SERVICES AND AMENITIES AVAILABLE ............................ 8

                            OFFICE SERVICES AGREEMENT

                     DENVER WEST SUITES & SECRETARIAL, INC.

This Office Services Agreement is made on July 12, 1999, between Denver West Suites & Secretarial, Inc., a Colorado corporation having offices at Denver West Office Park, Building No. 21, 1746 Cole Boulevard, Suite 225, Golden, Colorado 80401 ("DWSS") and Instant Video Technologies of San Francisco, CA ("Licensee"). The parties hereto for themselves, their heirs, legal representatives, successors and assigns, hereby agree as follows:


1.       USE OF OFFICE AND PROVISION OF SERVICES

         For the Term of this Agreement, as hereinafter defined, and subject to the conditions and covenants hereinafter set forth, Licensee shall have the right to use office number(s) 07B (the "Office") located in that certain office building located at the Denver West Office Park, Building No. 21, 1746 Cole Boulevard, Suite 225, Golden, Colorado, 80401 (the "Property") and to receive those services defined herein (collectively the "Services").

2.       CONDITIONS OF USE

         (a) The Office shall be used by Licensee for general office purposes only and such other use as is normally incident thereto and for no other purpose, in accordance with the rules and regulations attached hereto and which may be promulgated for the mutual benefit of all parties that shall have the right to so use the Property or any portion thereof.
                  Additionally, Licensee shall not offer at the Property or in the Office any of the Services which DWSS provides or has made available on the Property to its other users, including, but not limited to, any of the Services provided herein or as described in Exhibits "A" and "C" attached hereto; and Licensee shall, under no circumstances, assign any part of its interest under this Agreement to any other user of the Property. In the event Licensee breaches any provision of this paragraph, there shall be payable to DWSS the sum of $100.00 per week as liquidated damages for each such breach.

         (b) Licensee will not make or permit to be made any use of the Property, the Office or any part thereof which would violate any of the covenants, agreements, terms, provisions and conditions of this Agreement or which directly or indirectly is forbidden by public law, ordinance or government regulations or which may be dangerous to the life, limb, or property, or which may invalidate or increase the premium of any policy of insurance carried on the Property or covering its operation, or which will suffer or permit the Property or any part thereof to be used in any manner or anything to be brought into or kept therein which, in the judgment of DWSS, shall in any way impair or tend to impair the character, reputation or appearance of the Property as a high quality office building, or which will impair or interfere with or tend to impair or interfere with any of the Services performed by DWSS for the Property.

3.       TERM

         The term of this Agreement shall be for a period of 12 months and 0 days, commencing on the 1st day of July, 1999 and ending on the 30th day of June, 2000, unless renewed as provided hereinafter.

4.       SERVICES CHARGE

         (a) For and during the term of this Agreement, Licensee shall pay DWSS a monthly charge (collectively "Charges") for the use of the Office and for the Services provided herein of Nine Hundred Nineteen and 00/100 Dollars ($919.00), which is comprised of the following:


                                                                 PLEASE INITIAL
                                                                 DWSS /s/ SW
                                                                 LICENSEE /s/ DM

                  (1) Monthly charge for use of the Office: Eight Hundred Seventy-four and 00/100 Dollars ($874.00).

                  (2) Monthly charge for Furniture Package: (N/A) for the following furniture:

                  (3)      Monthly   charge  for   Telecommunications   package:
                           Forty-five  and  00/100  Dollars   ($45.00)  for  the
                           following: One speaker phone and two data lines.

                  The aggregate Charges are payable beginning July 1, 1999. The amount of Nine Hundred Nineteen and 00/100 Dollars ($919.00), plus a Retainer in the amount of Nine Hundred Nineteen and 00/100 Dollars ($919.00), is due upon execution of this Agreement. Thereafter, equal monthly payments of Nine Hundred Nineteen and 00/100 Dollars ($919.00), each must be made in advance on the first day of each calendar month beginning August 1, 1999.

         (b) Should Licensee commence using any portion of the Office on a day other than the first day of the month, the Charges shall be prorated for the first month as follows: The aggregate monthly Charges will be divided by 30 and the resulting number will be multiplied by the number of days remaining in the month.

         (c) If DWSS, for any reason, cannot make the Office available to Licensee to use on the commencement of the Term, this Agreement shall not be void or voidable nor shall DWSS be liable to Licensee for any loss or damage resulting therefrom, but there shall be an abatement of Charges for the period between the commencement of the Term and the time when DWSS is able to make the Office available to Licensee.

5.       RECEIPT OF RETAINER

         Concurrent with execution hereof Licensee has deposited with DWSS the sum of Nine Hundred Nineteen and 00/100 Dollars ($919.00), acknowledged by DWSS, to ensure the full performance by Licensee of the terms and conditions of this Agreement as well as for the cost of any repair or collection of damages to the Office occasioned by Licensee's use thereof. The Retainer or any balance thereof shall be returned within forty-five (45) days after Licensee has ceased using the Office, so long as the same is in an acceptable condition (following a personal inspection by DWSS) and surrendered all keys. If DWSS determines that any damage or injury chargeable to Licensee hereunder exceeds the Retainer, DWSS, at its option, may retain said sum as liquidated damages or may apply the sum against any actual damage or injury and the balance thereof will be the responsibility of Licensee. It is further understood that the Retainer is not to be considered a prepayment of the last month's Charges due under this Agreement.

6.       ADDITIONAL SERVICES

         DWSS may make available certain services to Licensee in addition to those described in Exhibit "A" which are included within the Charges. Such additional services shall be offered to Licensee and all other users of the Property, for a charge (depending upon the type and usage of the service) as published from time to time.

7.       SURRENDER

         Licensee agrees to and shall, on expiration or sooner termination of this Agreement or of any extended term hereof, promptly deliver the Office to DWSS without demand therefore and in good condition, ordinary wear and tear excepted. DWSS shall have the right to show the Office during the sixty (60) day period prior to the scheduled termination date of this Agreement. Failure to deliver the Office to DWSS as required herein may result in damages to DWSS which are difficult if not impossible to ascertain. Accordingly, if the Office is not timely delivered to DWSS, Licensee will pay as damages, and not as a penalty, an amount equal to 175% of the last monthly Charges due hereunder for all or any part of any month during which Licensee continues to use the Office following termination of this Agreement. Failure to remove any personal belongings of Licensee will be deemed continued use of the Office.


                                                                 PLEASE INITIAL
                                                                 DWSS /s/ SW
                                                                 LICENSEE /s/ DM

8.       DEFAULTS AND REMEDIES

         (a) Charges are due in advance on or before the first day of each month and become delinquent thereafter and are subject to all lawful late charges and/or interest.

         (b) Licensee shall not allow the Charges to be in arrears more than five (5) days after written notice of such delinquency or if Licensee shall remain in default under any other condition of this Agreement for a period of ten (10) days after written notice, DWSS may terminate this Agreement and remove special computer or communication lines installed for the benefit of Licensee, without being deemed to have committed any manner of trespass, and may enter into an agreement with a third party for the use of the Office or any part thereof, at any time thereafter, with monthly Charges as DWSS may, with reasonable diligence, be able to secure. DWSS will be entitled to collect damages equal to the difference between the amount which Licensee owed for the remainder of the term of this Agreement and the amount which Licensee proves DWSS could reasonably receive as charges from a third party for use of the Office and provision of the Services for such period of time. In addition, DWSS will be entitled to recover as damages following any such default, an amount equal to all costs and expenses incurred in enforcing its rights hereunder, in entering into a new agreement with a third party for use of the Office, costs associated with making the office usable for such third party's use, plus interest on all of the foregoing amounts at a rate equal to 12% in excess of the prime rate of interest charged by Norwest Bank of Denver, N.A. to its most creditworthy clients. If Licensee has left any personal property in the Office, DWSS may take possession of such personal property and sell the same at public or private sale after giving Licensee written notice of the time and place of any public sale or of the time and place after which any private sale is to be made, for such prices and on such terms as DWSS deems appropriate. The proceeds of such sales shall be applied first to the payment of any Charges past due under this Agreement and then to necessary and proper expenses of removing, storing and selling such property, with the balance, if any, to be applied against damages suffered as a result of Licensee's default hereunder. All rights and remedies of DWSS under this Agreement shall be cumulative, and none shall exclude any other right or remedy of law. DWSS is expressly given the right to assign any or all of its interests under the terms of this Agreement.

         (c) It is expressly agreed that in the event of default by Licensee hereunder, DWSS shall have a lien upon all goods, chattels or personal property of any description belonging to Licensee which are placed in, or become part of, the Office, as security for Charges due and to become due for the remainder of the Term of this Agreement, which lien shall not be in lieu of or any way affect any statutory lien given by law, which shall be cumulative thereof; and Licensee hereby grants DWSS a security interest in all such personal property placed in the Office for such purposes.

9.       NOTICES

         Any notice under this Agreement must be in writing and must be sent by certified mail, return receipt requested, to the last address of the party to whom notice is to be given, as designated by such party in writing. DWSS hereby designates its address as:

                  Denver West Suites & Secretarial, Inc.
                  1746 Cole Boulevard, Suite 225
                  Golden, Colorado 80401-3210

                  Licensee hereby designates its address as:

                  Instant Video Technologies
                  500 Sansome, Suite 503
                  San Francisco, CA 94111
                  Phone: 415-391-4455


                                                                 PLEASE INITIAL
                                                                 DWSS /s/ SW
                                                                 LICENSEE /s/ DM

         Such notice shall be deemed to be duly given only if delivered personally or mailed by certified mail, return receipt requested, in a postage paid envelope, addressed to the other party at the address given above. When such mail is properly addressed and mailed as above, it shall be deemed notice for all purposes herein even if undelivered.

10.      ASSIGNMENT

         Any assignment or transfer (whether by present or collateral assignment, operation of law, or otherwise) of any or all of the rights of Licensee under this Agreement without DWSS's prior written consent shall be null and void.

11.      INSURANCE COVERAGE

         Licensee shall provide proof of insurance to DWSS within thirty (30) days of taking possession of the Office. Licensee shall, at all times during the term of this Agreement, and at its own cost and expense procure and continue in force the following insurance coverage: Bodily injury and property damage liability insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000.00. Fire and Extended coverage Insurance, including vandalism and malicious mischief coverage, in an amount equal to the full replacement value of all personal property, trade fixtures and furniture of Licensee.

12.      DWSS'S LIABILITY

         DWSS shall not be liable or responsible to Licensee for any injury or damage resulting from the acts or omissions of DWSS's employees, persons using office space or services from DWSS, or other persons using any part of the Property, or for any failure of services provided such as water, gas or electricity, or for any injury or damage to persons or property caused by any person (except for such loss or damage arising from the willful or grossly negligent misconduct of DWSS, its agents, servants or employees), or from DWSS's failure to make repairs which it is obligated to make hereunder.

13.      WAIVER OF BREACH

         No failure by DWSS to insist upon the strict performance of any term or condition of this Agreement or to exercise any right or remedy available following a default hereunder, and no acceptance of full or partial payment during the continuance of any default will constitute a waiver of any such default or any such term or condition. No waiver of any default will affect or alter any term or condition in this Agreement, and each such term or condition shall continue in full force and effect with respect to any other then existing or subsequent default hereunder.

14.      EMPLOYMENT OF EMPLOYEES

         Licensee agrees not to offer or have offered employment to any employees, or to employ any employees of DWSS during the Term of this Agreement or any extension thereof or for a period of six months following the termination of this Agreement. Because of the difficulty of ascertaining exact damages, there shall be payable to DWSS the sum of three thousand dollars ($3,000.00) liquidated damages for each such breach.

15.      RULES AND REGULATIONS

         The rules and regulations attached to this instrument as Exhibit "B" are made a part hereof by reference and are an integral part of this Agreement. Licensee, its employees, contractors and agents, will perform and abide by the rules and regulations and any amendments or additions to said rules and regulations as DWSS may make. Failure to so comply will constitute a default hereunder.

16.      GENERAL

         This Agreement embodies the entire agreement between the parties relative to the subject matter hereof, and shall not be modified, changed, or altered in any respect except in writing.


                                                                 PLEASE INITIAL
                                                                 DWSS /s/ SW
                                                                 LICENSEE /s/ DM

17.      RELOCATION OF THE OFFICE

         For the purpose of maintaining an economical and proper distribution of users throughout the Property acceptable to DWSS, DWSS has the right from time to time during the term of this Agreement to change the office designated as the Office for use by Licensee subject to the following terms and conditions:

         (a) The size of the new location is approximately equal to the existing Office (subject to a variation of up to ten percent (10%) provided the Charges payable under this Agreement are not increased; if the size of the new location varies by more than ten percent (10%), the Agreement may be amended by the parties on such terms and conditions as they deem acceptable;

         (b) If the then prevailing portion of the Charges attributable to use of the new location are less than the amount being paid for use of the existing location, the Charges will be reduced to equal the then prevailing Charges for the new location;

         (c) DWSS shall pay the cost of providing any improvements in the new location comparable, in its opinion, to the improvements in the existing location;

         (d) DWSS shall deliver to Licensee written notice of DWSS's election to relocate the Office, specifying the new location and the Charges payable therefore at least 30 days prior to the date the relocation is to be effective. If the relocation of the Office is not acceptable to Licensee, Licensee for a period of 10 days after receipt of DWSS's notice to relocate shall have the right (by delivering written notice to DWSS to terminate this Agreement effective 30 days after delivery of written notice to DWSS).

IN WITNESS WHEREOF, DWSS and Licensee have caused this Agreement to be duly executed as of the date first written above.

"DWSS"

Denver West Suites & Secretarial, Inc.

By: /s/ Scott E. Stevinson
    --------------------------------------------------
    Scott E. Stevinson, Secretary


"LICENSEE"

Instant Video Technologies

By: /s/ David Morgenstein
    --------------------------------------------------
    David Morgenstein, COO



                                                                 PLEASE INITIAL
                                                                 DWSS /s/ SW
                                                                 LICENSEE /s/ DM

                                   EXHIBIT "A"
                   ADDITIONAL SERVICES AND AMENITIES INCLUDED

Prestigious Denver West Office Park address as your company address

Attractive reception area with professional receptionist to greet and announce all visitors

Personalized telephone coverage in your absence during normal business hours

Experienced on-site management

Use of two conference rooms, one with TV and VCR

Telephone line installation arrangements with U.S. West

Telephone equipment, telephone installation and programming by our vendor

Corporate identity on lobby directory and office suite

Mail and package receipt and handling

Storage facilities

Twenty-four-hour a day, seven-day a week office access

Ample free parking for tenants and guests

Complimentary coffee and tea

Kitchen/lounge area

Maintenance, utilities and janitorial services


                                                                 PLEASE INITIAL
                                                                 DWSS /s/ SW
                                                                 LICENSEE /s/ DM

                                   EXHIBIT "B"
                              RULES AND REGULATIONS

 1) All users of offices within the Property (collectively "Users" or in the singular "User") will conduct themselves in a businesslike manner; proper attire will be worn at all times; the noise level will be kept to a level so as not to interfere with or annoy other tenants.

 2) Users will not affix anything to the walls of the office premises without the prior consent of DWSS.

 3) Users will not prop open any exit doors or door connecting corridors after business hours.

 4) Users using public areas can only do so with the consent of DWSS, and those areas must be kept neat and attractive at all times.

 5) All corridors, halls, elevators and stairways shall not be obstructed by any User or used for any purpose other than egress and ingress.

 6) No advertisement or identifying signs or other notices shall be inscribed, painted or affixed on any part of the corridors, doors or public areas.

 7) Users shall not, without DWSS written consent, store or operate any large computer or any other large business machines, reproduction equipment, heating equipment, stove, stereo equipment or other mechanical amplification equipment, refrigerator or coffee equipment, or conduct a mechanical business thereon, do any cooking thereon, or use or allow to be used in the Office oil, burning fluids, gasoline, kerosene for heating, warming or lighting. No article deemed extra hazardous on account of fire or any explosives shall be brought onto said Office. No offensive gases, odors or liquids will be permitted.

 8) The electrical current shall be used for ordinary purposes only (lighting, clocks, radios, personal computers, etc.) unless written permission to do otherwise shall first have been obtained by DWSS at an agreed cost to the requesting User. If a User requires any special wiring for business machines, fax machines, copiers, specialized computers or other special use electrical or electronic equipment or otherwise, such wiring shall be done by an electrician designated by DWSS and at the sole cost of such User.

 9) If a User requires any special wiring for telephone equipment or otherwise, such wiring shall be done by the personnel designated by DWSS and at the sole cost of such User.

10) DWSS and its agents shall have the right to enter into any office within the Property at all reasonable hours for the purpose of making any repairs, alterations or additions which shall be deemed necessary for the preservation, safety or improvement of said office without in any way being deemed or held to have committed an interference with a User's right to use its office.

11) A User shall give DWSS immediate access to the offices to show said office following User's giving notice of intent to terminate this Agreement in accordance with the provisions hereof. User shall in no way hinder DWSS from showing said office.

12) Users may not conduct business in the hallways or corridors or any other areas except in its designated offices without written consent of DWSS.

13) Other than guide dogs or assistance animals, Users will bring no animals onto the Property.

14) Users shall not remove DWSS-owned furniture, fixtures or decorative material, if any, from offices without written consent of DWSS.

15) Users will not, without the prior written consent of DWSS, allow anyone other than themselves and their employee(s), or the employee(s) of DWSS, to operate, use, move or remove any equipment furnished by DWSS for use by Users to perform work for Users.

16) DWSS reserves the right to make such other reasonable rules and regulations as in its judgement may from time to time be needed for the safety, care and cleanliness of the offices.

17) The offices are subject to a lease between DWSS and the owner of the Property. All Users will be bound by all terms and provisions of said lease to the extent they affect the use of the offices and Property. Upon request DWSS will provide a copy of the pertinent provisions of the lease to Users.


                                                                 PLEASE INITIAL
                                                                 DWSS /s/ SW
                                                                 LICENSEE /s/ DM

                                   EXHIBIT "C"
                   ADDITIONAL SERVICES AND AMENITIES AVAILABLE


Secretarial Services/Word Processing

Desktop Publishing

Scanning

Fax & Telex

Copies

Mail Handling

Federal Express, UPS & Express Mail

Notary Public

Furniture Rental

Speaker Phone Rental

Fitness Club Membership


                                                                 PLEASE INITIAL
                                                                 DWSS /s/ SW
                                                                 LICENSEE /s/ DM